Amedisys Third Quarter 2019 Earnings Call Supplemental Slides October 30th, 2019 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus Strategic areas of focus for 2019 Home Health*: Total same store admissions +9%. Total same store volume +6%. Total same store Medicare admissions +5% Hospice: Admissions +4%, ADC +5% Personal Care: Billable hours / quarter +2% (including acquisitions) 1 Organic Growth Quality: Amedisys Jan’20 preview STARS score of 4.27 reflects CMS change in measurement (added Improvement in Mgmt. of Oral Meds) 43 Amedisys care centers rated at 5-Stars in the Jan’20 Preview (90% of care centers at 4 Stars) Hospice quality – outperforming industry average in all hospice item set (HIS) categories 3 Clinical Initiatives Focusing on optimizing RN / LPN & PT / PTA staffing ratios. Current LPN Ratio: 40.7% (vs. 38.7% in 3Q’18) Current PTA Ratio: 43.2% (vs. 41.7% in 3Q’18) 4 Capacity and Productivity CCH integration remains on target All care centers on HCHB as of 8/1 Synergies on track Tuck-in pipeline remains very active; however, valuations have been a challenge De novo update: 7 currently operating 4-6 targeted for remainder of the year Will target similar amount of de novos in 2020 5 M&A 2 Recruiting / Retention Targeting industry leading employee retention amongst all employee categories Current total voluntary turnover ~16% Focus on reduction of clinical turnover with heavy focus on clinicians and “quick quits” *Note: Home Health same store volume is defined as admissions plus recertifications 2019 Home Health industry impact per Proposed Rule +2.2%; AMED home health specific impact +1.2% Expect Final Home Health Rule to be released in coming days Working with CMS and Congress to address “behavioral assumptions” language in PDGM 2020 Hospice rate update for AMED (in effect 10/1) ~0.5%. Slightly lower due to inclusion of CCH 6 Regulatory

Highlights and Summary Financial Results (Adjusted): 3Q 2019(1) Home Health total same store volume +6%, total same store admissions +9%. Hospice same store admissions +4%. Personal Care +2% billable hours. Amedisys Consolidated Revenue Growth: +19% EBITDA: $57M (+25%) EBITDA Margin: 12% (+70 bps) EPS: $1.15 (+21%) 3Q’19 Net debt: $223.5M Net Leverage ratio: 1.0x CFFO: $47.5M Free cash flow (4): $44.8M DSO: 44.5 (vs. Q2’19 of 41.1) Balance Sheet & Cash Flow 3Q’19 Same Store Volume (2)(6): Total: +6% Episodic (3): +5% Same Store Admissions (6): Total: +9% Episodic (3): +8% Other Statistics: Revenue per Episode: $2,909 (+1.9%) Total Cost per Visit: $91.77 (+0.9%) Medicare Recert Rate: 37.2% (-180 bps) Home Health Growth Metrics (5): Billable hours/quarter: +2% Clients served: +2% Personal Care Same Store Volume (6): Admissions: +4% ADC: +5% Other Statistics: Revenue per Day: $152.67 (+5.5%) Cost per day: $79.51 (+6.4%) Hospice 3Q’19 3Q’19 3Q’19 Adjusted Financial Results(1) 3Q’19 The financial results for the three-month periods ended September 30, 2018 and September 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Same Store volume – Includes admissions and recertifications. Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Includes acquisitions. Effective July 1, 2019 same store is defined as care centers that we have operated for a least the last 12 months and startups that are an expansion of a same store care center.

Our revenue sources: 3Q19 Medicare FFS: Paid episodically over a 60-day episode Private Episodic: MA and Commercial plans who pay us over a 60-day episode. Generally at rates ~90% – 100% of Medicare Per Visit: Managed care, Medicaid and private payors reimbursing us per visit provided Hospice Per Day Reimbursement: Routine Care: Patient at home with symptoms controlled – 98% of the Hospice care AMED provides, in line with overall hospice industry provision of care Continuous Care: Patient at home with uncontrolled symptoms Inpatient Care: Patient in facility with uncontrolled symptoms Respite Care: Patient at facility with symptoms controlled Home Health: 321 care centers; 34 states & DC Hospice: 137 care centers; 33 states Personal Care: 12 care centers; 3 states Total AMED: 470 care centers; 38 states and D.C.

Home Health and Hospice Segment (Adjusted) – 3Q 2019(1) Medicare FFS growth +5% Revenue per Episode up +1.9% Recert rate down 180 bps Y/Y CPV up +$0.81 (+0.9%) EBITDA as a % percentage of revenue: +10 bps Home Health Highlights Same store average daily census (ADC) up 5% Net revenue per day +5.5% ~$1.2M cap expense for 3Q (~1.7M YTD) CCH revenue contribution: $45.6M Total CCH segment EBITDA contribution $7.1M ($5.7M net of corporate) Hospice Highlights The financial results for the three-month periods ended September 30, 2018 and September 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Pre-Corporate EBITDA does not include any corporate G&A expenses. Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period Effective July 1, 2019, same store is defined as care centers that we have operated for a least the last 12 months and startups that are an expansion of a same store care center. Home health total volume growth strong (+6%); Hospice continues strong ADC growth (+5%)

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 70 basis points Home Health segment G&A: 100 bps increase as % of revenue - 50 bps due to change in staffing model (reclass of Clinical Manager role from Cost of Revenue to G&A) and raises Hospice segment G&A: 120 bps increase as % of revenue – including $11.4M from acquisition of CCH Personal Care segment G&A: 120 bps decrease as % of revenue Corporate G&A: 10 bps increase as a % of revenue – including $1.4M from acquisition of CCH Total G&A as a percentage of revenue increased 70 bps sequentially The financial results for the three-month periods ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Added investments to Home Health and Hospice to support volume growth

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric APR 19 Release JUL 19 Release OCT 19 PREVIEW JAN 20 PREVIEW Quality of Patient Care 4.28 4.27 4.28 4.27 Entities at 4+ Stars 86% 85% 88% 86% Metric OCT 18 Release JAN 19 Release APR 19 Release JUL 19 Release Patient Satisfaction Star 3.66 3.75 4.19 3.87 Performance Over Industry +5% +6% +8% +6% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the January 2020 HHC preview with 86% of our providers (representing 90% of care centers) at 4+ Stars and 63% at 4.5+ Stars 27 Amedisys providers (representing 43 care centers) rated at 5-Stars in the January HHC 2020 preview In April 19 Preview for QPC, new measure introduced: Improvement in Management of Oral Meds

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Components 3Q’18 2Q’19 3Q’19 YoY Variance Detail Initiatives Salaries $61.93 $61.69 $63.24 $1.31 YoY increase due to planned wage increases Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome planned salary increases Contractors $3.35 $2.99 $2.83 ($0.52) YoY utilization improvement driving reduction in CPV Focused efforts on filling positions with full-time clinicians Benefits $11.14 $10.98 $11.14 $ - YoY increase in health and 401K offset by decrease in workers comp Focus on cost containment and spend optimization with specific focus on high cost claims Transportation & Supplies $6.36 $6.31 $6.47 $0.11 YoY increase primarily related to supply costs More effective medical supply contracting cost initiatives are underway *Visiting Clinician CPV $82.78 $81.97 $83.68 $0.90 Clinical Managers $8.18 $7.65 $8.09 ($0.09) Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $90.96 $89.62 $91.77 $0.81 Operational Excellence: Home Health Cost Per Visit (CPV) Total CPV impacted by planned wage increases *Note: Direct comparison with industry competitors CPV calculation $82.78 $81.97 $83.68

Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of ADC growth and Home Health total same store volume continues to trend in the mid-single digits Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter *Includes impact of East Tennessee (5/1/18) and Bring Care Home (10/1/18) acquisitions

Debt and Liquidity Metrics ~1.0x net leverage post Compassionate Care Hospice acquisition Net debt defined as total debt outstanding ($244.3M) less cash balance ($20.8M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($217.0M). Liquidity defined as the sum of cash balance and available revolving line of credit.

Cash Flow Statement Highlights (1) Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended September 30, 2018, December 31, 2018, March 31, 2019, June 30, 2019 and September 30, 2019 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.

2019 Guidance

Updating 2019 Guidance Increasing 2019 EBITDA and EPS guidance ranges 2019 Updated Guidance (2Q) Revenue Adjusted EBITDA Adjusted Earnings per Share $205M - $210M $1.94B - $1.98B $3.98 – $4.09 2019 Original Guidance $213M - $216M $4.05– $4.12 $1.94B - $1.98B $220M - $223M $4.32– $4.39 $1.94B - $1.98B 2019 Updated Guidance (3Q)

2019 Guidance Considerations Amedisys Consolidated Tax rate ~26% Cash tax rate ~17% Diluted share count ~33.1 million shares Capital Expenditures ~$8-$10 million Salary increase ~2% - 3% Benefits increase ~12% (8% growth / headcount, 4% pricing / claims costs) Overall ~$6 million investment in business development resources Excludes future acquisitions and related integration costs Home Health Personal Care Hospice Total same store admission growth ~5% Focus on business development staffing strategy ~$3 million (Y/Y increase) Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates) Continued positive progress on underperforming care centers Total same store admission growth ~7% Addition of business development resources to maintain organic growth ~ $3 million Includes contribution of CCH acquisition of ~$12M-$14M Decline in exit rate TTM ($25M vs. $27M) ADC Disruption of ~100 (~3%) Total billable hours growth ~13% Employer Medical Assistance Contribution (EMAC) ~$1 million Project solid revenue and earnings growth while investing in our people and the business to prepare for PDGM and beyond. Executing inorganic growth strategy and ramping up de novos 2019 Investments Total Investments in business of ~$7M IT Security – Investments in IT security enhancements for web, ID, data and e-mail protection etc. Pay Practice Redesign – Incentivizing our clinical staff to work at the top of their license (right people, doing the right visits) Staffing Model Redesign – Optimizing our care centers and field infrastructure to maximize operational efficiency PDGM Resources – Investments in teams, projects, processes needed to thrive in PDGM De Novos – 7 to 9 de novos planned for 2019

Compassionate Care Hospice (CCH) EBITDA Improvement HCHB disruption and investments in the business will impact EBITDA in 2019. EBITDA margin in 2020 and beyond will reflect legacy Amedisys hospice margin and growth trajectory Category Description ADC Disruption Negative impact on ADC as HCHB is installed. Expect ADC to recover in 3Q’19 Investment Investments needed in regional infrastructure and BD staff to grow low ADC care centers and improve margin in large ADC care centers. Current CCH EBITDA margin approximately half of legacy AMED and growth rate ~20% of AMED ADC growth Synergies and Other Efficiencies Cost savings, duplicative contract optimization and sunset of current IT system; cannot begin to pull costs out until HCHB is installed. Realize 100% of run rate synergies of ~$10M in 2H’2020 Planned disruption from HCHB implementation of ~100 ADC BD staff & regional infrastructure needed to grow low ADC care centers and improve margin Assuming no revenue growth and EBITDA margin equal to AMED legacy hospice margin, CCH can contribute ~$50M+ in EBITDA ~$24M - $26M of total 2020 EBITDA driven by recovery from ADC disruption and realization of synergies ~$10M of 2020 EBITDA driven by ADC growth and margin expansion ~$34 - $36

Reimbursement Outlook Reimbursement Impact for Home Health and Hospice Home Health Hospice 2019 Market Basket Update 3.0% Productivity Adjustment (0.8)0 Estimated Industry Impact +2.2% Estimated AMED-Specific Impact +1.2% 2020* Market Basket Update 3.0% Productivity / Other Adjustment (0.4) Estimated Industry Impact +2.6% Estimated AMED-Specific Impact +~0.5% Note: +2.2% industry impact compared to +1.2% AMED specific impact ~$12M *Hospice rate increase effective October 1, 2019 – majority of rate increase will be passed through to general inpatient & respite facilities resulting in a ~(0.6%) reduction in gross margin percentage 2019* Market Basket Update 2.9% Productivity / Other Adjustment (1.1) Estimated Industry Impact +1.8% Estimated AMED-Specific Impact +1.6% *Hospice rate increase effective October 1, 2018

EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises